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                                                                    EXHIBIT 99.2


[IMS HEALTH LOGO]                                            [TRIZETTO LOGO]

News
                              FOR IMMEDIATE RELEASE

         Michael Gury                                Jodi Amendola
         IMS HEALTH Communications                   TriZetto Communications
         (203) 222-4230                              (480) 657-9966

         Jack Walsh                                  Harvey Garte
         IMS HEALTH Investor Relations               TriZetto Investor Relations
         (203) 222-4250                              (949) 719-2200

                        TRIZETTO CLEARS HART-SCOTT-RODINO
                      AND FILES DEFINITIVE PROXY STATEMENT
                  IN CONNECTION WITH ITS ACQUISITION OF ERISCO

         SPECIAL MEETING OF STOCKHOLDERS SCHEDULED ON SEPTEMBER 27, 2000

WESTPORT, CT and NEWPORT BEACH, CA, September 7, 2000 -- IMS HEALTH (NYSE:RX) and The TriZetto-Registered Trademark- Group, Inc. (Nasdaq: TZIX) today jointly announced the early termination - August 21, 2000 - of the waiting period imposed by the Hart-Scott-Rodino Antitrust Improvements Act of 1976 in connection with TriZetto's acquisition of ERISCO Managed Care Technologies, Inc., a wholly-owned subsidiary of IMS HEALTH. TriZetto also announced that it received clearance from the Securities and Exchange Commission and filed its Definitive Proxy Statement with the Commission today, September 7, 2000, in connection with the acquisition.

      On May 16, 2000, IMS HEALTH and TriZetto jointly announced a strategic alliance under which TriZetto will acquire ERISCO in exchange for TriZetto stock. As a result, ERISCO will become a wholly-owned subsidiary of TriZetto.

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      TriZetto will hold its Special Meeting of Stockholders on September 27,
2000 at 10:00 a.m. at the Marriott Newport Beach Hotel in Newport Beach, California, to approve (a) the issuance of shares of TriZetto common stock to IMS HEALTH in connection with TriZetto's acquisition of ERISCO, and (b) an amendment to TriZetto's Amended and Restated Certificate of Incorporation increasing the number of authorized shares of common stock of TriZetto. Holders of a majority of shares of TriZetto common stock have already agreed to vote in favor of the issuance of shares to IMS in connection with the transaction. TriZetto is mailing the Proxy Statement for the Special Meeting of Stockholders to its stockholders today, September 7, 2000. The transaction is expected to close by the end of this month.

      The TriZetto Group, Inc. is a leading provider of vertical, Internet-enabled application services and e-business platforms for the healthcare industry. As an application services provider, TriZetto hosts software for a predictable monthly fee, saving customers significant time, money and frustration. HealthWeb(R), its e-business platform, assists healthcare administrators and professionals in performing their routine tasks and facilitates information-exchange and e-commerce among all key healthcare participants: providers, health plans and employers and health-plan members. Additional information is available at HTTP://WWW.TRIZETTO.COM.

      IMS HEALTH is the world's leading provider of information solutions to the pharmaceutical and healthcare industries. With $1.1 billion in 1999 revenue, IMS HEALTH operates in over 100 countries. IMS HEALTH is the largest pharmaceutical manufacturer information partner, with over 40 years' experience in the industry. Key products and services integral to customer day-to-day operations include market research for prescription and over-the-counter pharmaceutical products and sales management

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information to optimize sales force productivity. Additional information is available at HTTP://WWW.IMSHEALTH.COM.

      ERISCO has been a leading provider of IT solutions for healthcare payer organizations for more than 20 years. ERISCO solutions are used by more than 125 payer organizations serving over 70 million lives globally. ERISCO integrates advanced technology and clinical information with enterprise-wide business applications and Internet strategies to address the needs of HMOs, PPOs, and Blue Cross Blue Shield organizations. Additional information is available at HTTP://WWW.ERISCO.COM.

                                       ###


THIS PRESS RELEASE MAY CONTAIN FORWARD-LOOKING STATEMENTS THAT INVOLVE RISKS AND UNCERTAINTIES. THE FORWARD-LOOKING STATEMENTS ARE MADE PURSUANT TO THE SAFE HARBOR PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. THESE FORWARD-LOOKING STATEMENTS MAY INCLUDE STATEMENTS ABOUT FUTURE NET REVENUES, PROFITS, AND FINANCIAL RESULTS, THE MARKET FOR TRIZETTO'S SERVICES, FUTURE SERVICE OFFERINGS, CLIENT AND PARTNER RELATIONSHIPS, AND TRIZETTO'S OPERATIONAL CAPABILITIES. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE STATED IN ANY FORWARD-LOOKING STATEMENTS BASED ON A NUMBER OF FACTORS, INCLUDING THE EFFECTIVENESS OF TRIZETTO'S IMPLEMENTATION OF ITS BUSINESS PLAN, THE MARKET'S ACCEPTANCE OF TRIZETTO'S SERVICES, RISKS ASSOCIATED WITH MANAGEMENT OF GROWTH, RELIANCE ON THIRD PARTIES TO SUPPLY KEY COMPONENTS OF TRIZETTO'S SERVICES, ATTRACTION AND RETENTION OF EMPLOYEES, VARIABILITY OF QUARTERLY OPERATING RESULTS, COMPETITIVE FACTORS, RISKS ASSOCIATED WITH ACQUISITIONS, CHANGES IN DEMAND FOR THIRD PARTY PRODUCTS OR SOLUTIONS, WHICH FORM THE BASIS OF TRIZETTO'S SERVICE OFFERINGS, AND RISKS ASSOCIATED WITH RAPIDLY CHANGING TECHNOLOGY, AS WELL AS THE OTHER RISKS IDENTIFIED IN TRIZETTO'S SEC FILINGS.



THIS PRESS RELEASE INCLUDES STATEMENTS WHICH MAY CONSTITUTE FORWARD-LOOKING STATEMENTS MADE PURSUANT TO THE SAFE HARBOR PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. ALTHOUGH IMS HEALTH BELIEVES THE EXPECTATIONS CONTAINED IN SUCH FORWARD-LOOKING STATEMENTS ARE REASONABLE, IT CAN GIVE NO ASSURANCE THAT SUCH EXPECTATIONS WILL PROVE CORRECT. THIS INFORMATION MAY INVOLVE RISKS AND UNCERTAINTIES THAT COULD CAUSE ACTUAL RESULTS OF IMS HEALTH TO DIFFER MATERIALLY FROM THE FORWARD-LOOKING STATEMENTS. FACTORS WHICH COULD CAUSE OR CONTRIBUTE TO SUCH DIFFERENCES INCLUDE, BUT ARE NOT LIMITED TO (I) THE RISKS ASSOCIATED WITH OPERATING ON A GLOBAL BASIS, INCLUDING FLUCTUATIONS IN THE VALUE OF FOREIGN CURRENCIES RELATIVE TO THE U.S. DOLLAR, AND THE ABILITY TO SUCCESSFULLY HEDGE SUCH RISKS, (II) TO THE EXTENT IMS HEALTH SEEKS GROWTH THROUGH ACQUISITIONS AND JOINT VENTURES, THE ABILITY TO IDENTIFY, CONSUMMATE AND INTEGRATE ACQUISITIONS AND VENTURES ON SATISFACTORY TERMS, (III) THE ABILITY TO DEVELOP NEW OR ADVANCED TECHNOLOGIES AND SYSTEMS FOR ITS BUSINESSES ON TIME AND ON A COST-EFFECTIVE BASIS, (IV) REGULATORY, LEGISLATIVE AND ENFORCEMENT INITIATIVES, PARTICULARLY IN THE AREAS OF MEDICAL PRIVACY AND TAX, AND (V) DETERIORATION IN ECONOMIC CONDITIONS, PARTICULARLY IN THE PHARMACEUTICAL, HEALTHCARE OR OTHER INDUSTRIES IN WHICH IMS HEALTH'S CUSTOMERS OPERATE. ADDITIONAL INFORMATION ON FACTORS THAT MAY AFFECT THE BUSINESS AND FINANCIAL RESULTS OF THE COMPANY CAN BE FOUND IN FILINGS OF THE COMPANY MADE FROM TIME TO TIME WITH THE SECURITIES AND EXCHANGE COMMISSION.